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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We consent to the incorporation by reference in this registration statement on Form S-1 of TyCom Ltd. of our report dated February 19, 1999, on our audits of the financial statements and financial statement schedules of Telecomunicaciones Marinas, S.A.

                                          BDO Audiberia Auditores, S.L.

                                                /s/ Mario Herrero Garcia
                                          -------------------------------------
                                                  Mario Herrero Garcia
                                                         Partner

Madrid, Spain
July 26, 2000